Exhibit 10.43

Spousal Consent

The undersigned, Hou Haixia, (Identification No.: [                ]), is the lawful spouse of Ma Xiudong (Identification No.: [                ]). I hereby unconditionally and irrevocably agree to the execution of the following documents by Ma Xiudong as of January 11, 2018 (the “Transaction Documents”) and the disposal of the equity interest of Shenzhen Ultimate Music Culture and Technology Co., Ltd. (the “Domestic Company”) held by Ma Xiudong and registered in his name pursuant to the provisions of the following documents:

(1)	The equity interest pledge agreement by and among Ma Xiudong, Shenzhen Ultimate Xiangyue Culture and Technology Co., Ltd. (the “WFOE”), the Domestic Company and other parties;

(2)	The exclusive option agreement by and among Ma Xiudong, the WFOE, the Domestic Company and other parties; and

(3)	The voting trust agreement between Ma Xiudong and the WFOE.

I hereby confirm that I do not enjoy any interests or rights in the Domestic Company and hereby undertake not to make any assertions in respect of the equity interest of the Domestic Company. I further confirm that, Ma Xiudong can perform the Transaction Documents and further amend or terminate the Transaction Documents or execute other agreements to replace the Transaction Documents absent any authorization or consent from me.

I hereby undertake to execute all necessary documents, and take all necessary actions, to ensure appropriate performance of the Transaction Documents (as amended from time to time).

I hereby agree and undertake that, if I acquire any equity interests in the Domestic Company for whatever reasons, I shall be bound by the Transaction Documents (as amended from time to time) and shall comply with the obligations of a shareholder of the Domestic Company thereunder. For this purpose, upon the WFOE’s requests, I shall execute a series of written documents in substantially the same format and content as the Transaction Documents (as amended from time to time).

Signature: /s/ Hou Haixia

Date: January 11, 2018

Spousal Consent

The undersigned, Xu Wenyu, (Identification No.:[                ]), is the lawful spouse of Ding Gang (Identification No.: [                ]). I hereby unconditionally and irrevocably agree to the execution of the following documents by Ding Gang as of January 11, 2018 (the “Transaction Documents”) and the disposal of the equity interest of Shenzhen Ultimate Music Culture and Technology Co., Ltd. (the “Domestic Company”) held by Ding Gang and registered in his name pursuant to the provisions of the following documents:

(1)	The equity interest pledge agreement by and among Ding Gang, Shenzhen Ultimate Xiangyue Culture and Technology Co., Ltd. (the “WFOE”), the Domestic Company and other parties;

(2)	The exclusive option agreement by and among Ding Gang, the WFOE, the Domestic Company and other parties; and

(3)	The voting trust agreement between Ding Gang and the WFOE.

I hereby confirm that I do not enjoy any interests or rights in the Domestic Company and hereby undertake not to make any assertions in respect of the equity interest of the Domestic Company. I further confirm that, Ding Gang can perform the Transaction Documents and further amend or terminate the Transaction Documents or execute other agreements to replace the Transaction Documents absent any authorization or consent from me.

I hereby undertake to execute all necessary documents, and take all necessary actions, to ensure appropriate performance of the Transaction Documents (as amended from time to time).

I hereby agree and undertake that, if I acquire any equity interests in the Domestic Company for whatever reasons, I shall be bound by the Transaction Documents (as amended from time to time) and shall comply with the obligations of a shareholder of the Domestic Company thereunder. For this purpose, upon the WFOE’s requests, I shall execute a series of written documents in substantially the same format and content as the Transaction Documents (as amended from time to time).

Signature: /s/ Xu Wenyu

Date: January 11, 2018

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